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                                                                   EXHIBIT 10.36


                                Bridge Loan Note


Lender:   Albert Fried & Company, LLC                         New York, New York
Principal Amount:  $3,500,000                                  December 22, 2000

        For Value Received, the undersigned, GENEVA STEEL COMPANY, a Utah corporation (the "Borrower"), hereby promises to pay to the order of the Lender set forth above (the "Lender") the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of the Bridge Loan (as defined in the Bridge Loan commitment letter between Lender and Borrower dated as of December 13, 2000 (the "Commitment Letter")) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Commitment Letter.

        The Borrower promises to pay interest on the unpaid principal amount of such Bridge Loan from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Commitment Letter.

        Both principal and interest are payable in Dollars to Lender in immediately available funds.

        The Commitment Letter, among other things, provides for the making of a Bridge Loan to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower being evidenced by this Note.

        Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

        This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

        In witness hereof, Borrower agrees to the foregoing as of this 22nd day of December 2000.


                                      By:   /s/  Ken C. Johnsen
                                      -----------------------------------
                                      Ken C. Johnsen
                                      Executive Vice President